Statement of Additional Information
Rydex Dynamic Funds

9601 Blackwell Road, Suite 500,
Rockville, Maryland 20850

800.820.0888
301.296.5100

www.rydexfunds.com

This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds") of Rydex Dynamic Funds (the "Trust"):

Titan 500 Fund
Tempest 500 Fund
Velocity 100 Fund
Venture 100 Fund
Titan 500 Master Portfolio
Tempest 500 Master Portfolio
Velocity 100 Master Portfolio
Venture 100 Master Portfolio

This SAI is not a prospectus. It should be read in conjunction with the Trust´s Prospectuses, dated May 1, 2002. Copies of the Trust´s Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust´s most recent financial statements are incorporated herein by reference, and must be delivered, with this SAI.

The date of this SAI is May 1, 2002

STATEMENT  OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

Page i

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware business trust on August 6, 1999. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Currently, the Trust is comprised of the following series: Titan 500 Fund, Tempest 500 Fund, Velocity 100 Fund, Venture 100 Fund, Titan 500 Master Portfolio, Tempest 500 Master Portfolio, Velocity 100 Master Portfolio, and Venture 100 Master Portfolio. The Titan 500 Master Portfolio, Tempest 500 Master Portfolio, Velocity 100 Master Portfolio, and Venture 100 Master Portfolio (collectively, the "Master Funds") serve as master funds in a master-feeder arrangement with the Titan 500 Fund, Tempest 500 Fund, Velocity 100 Fund, and Venture 100 Fund, respectively (the "Feeder Funds").

The Feeder Funds currently offer C Class Shares and H Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, a contingent deferred sales load is imposed on the redemption of C Class Shares. Sales charges and minimum investment requirements are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see "Distributor." Additional Funds and/or classes may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

Each Fund´s investment objective and principal investments are described in the Prospectuses. The following information supplements, and should be read in conjunction with, those sections of the Prospectuses. Under the master-feeder arrangement, the Feeder Funds invest exclusively in the Master Funds. As a result, references in this section to "Funds" generally apply to the Master Funds only. Except as otherwise designated, each Feeder Fund reserves the right to invest in the types of instruments as its corresponding Master Fund. However, each Feeder Fund has no present intention to pursue its respective investment strategy other than by investing 100% of its assets in its corresponding Master Fund.

The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity in any of those areas without violating the Fund´s fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund´s objectives.

Borrowing

The Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique, which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund´s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund´s portfolio assets increase in value and decrease more when the Fund´s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that the respective Fund´s investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund´s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund´s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund´s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund´s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Illiquid Securities

While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund´s net assets in illiquid securities. If the percentage of a Fund´s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund´s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by a Fund, to the Advisor.

Investments in Other Investment Companies

The Master Funds presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. Each Feeder Fund currently pursues its respective investment objective through such an arrangement.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund´s shareholders will indirectly bear the Fund´s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund´s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund´s own operations.

Lending of Portfolio Securities

Subject to the investment restrictions set forth below, each of the Funds may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund´s shares are qualified for sale, and the Funds will not lend more than 33 1/3% of the value of the Fund´s total assets. Loans would be subject to termination by the lending Fund on four business days´ notice, or by the borrower on one day´s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities, which occurs during the term of the loan inures to the lending Fund and that Fund´s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

Options Transactions

Options on Securities. The Titan 500 Master Fund and Velocity 100 Master Fund may buy call options and write (sell) put options on securities, and the Tempest 500 Master Fund and Venture 100 Master Fund may buy put options and write call options on securities for the purpose of realizing the Fund´s investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

Options on Security Indices. The Titan 500 Master Fund and Velocity 100 Master Fund may purchase call options and write put options, and the Tempest 500 Master Fund and Venture 100 Master Fund may purchase put options and write call options, on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund´s investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

Options on Futures Contracts. Under Commodities Futures Trading Commission ("CFTC") Regulations, a Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund´s portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund´s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices, which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.

Swap Agreements

The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund´s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund´s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund´s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund´s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund´s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund´s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund´s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Portfolio Turnover

The Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "Risks of Investing in the Funds" in the Trust´s Prospectuses). Because each Fund´s portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund´s investors, it is very difficult to estimate what the Fund´s actual turnover rate will be in the future.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one year.

Repurchase Agreements

As discussed in the Trust´s Prospectuses, each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund´s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund´s total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Tempest 500 Fund, Tempest 500 Master Fund, Venture 100 Fund, and Venture 100 Master Fund may use reverse repurchase agreements as part of that Fund´s investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust´s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund´s obligations in respect of reverse repurchase agreements.

Short Sales

The Tempest 500 Fund, Tempest 500 Master Fund, Venture 100 Fund, and Venture 100 Master Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Tempest 500 Fund, Tempest 500 Master Fund, Venture 100 Fund, or Venture 100 Master Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund´s short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The Titan 500 Fund, Titan 500 Master Fund, Velocity 100 Fund, and Velocity 100 Master Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none of these Funds currently expect to do so, these Funds may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund´s position.

Stock Index Futures Contracts

A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund´s custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund´s custodian).

Tracking Error

The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark that are not disseminated in advance; (8) the need to conform a Fund´s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) market movements that run counter to a leveraged Fund´s investments. Market movements that run counter to a leveraged Fund´s investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant.

U.S. Government Securities

The Funds may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

When-Issued and Delayed-Delivery Securities

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund´s net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund´s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund´s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund´s purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund´s net asset value or income will be adversely affected by the Fund´s purchase of securities on a when-issued or delayed-delivery basis.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund´s outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund´s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund´s outstanding shares, whichever is less.

A Fund shall not:

  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

  Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

  Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  Invest 25% or more of the value of the Fund´s total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

Each Fund may not:

   Invest in warrants.

  Invest in real estate limited partnerships.

  Invest in mineral leases.

  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC´s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

  Invest in companies for the purpose of exercising control.

  Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC´s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

  Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The foregoing percentages (except for the limitation on illiquid securities): (i) are based on total assets; (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer´s mark-up or reflect a dealer´s mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer´s mark up or reflect a dealer´s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order, often referred to as "bunching," for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust´s Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period ended December 31, 2000 and 2001 the Funds paid the following brokerage commissions:

Fund	Total Brokerage Commissions Paid for the fiscal year ending 2000. ($)	Total Brokerage Commissions Paid to Affiliates for the fiscal year ending 2000. ($)	Aggregate Brokerage Commissions for the fiscal year ending 2000. ($)	Total Brokerage Commissions Paid for the fiscal year ending 2001. ($)	Total Brokerage Commissions Paid to Affiliates for the fiscal year ending 2001. ($)	Aggregate Brokerage Commissions for the fiscal year ending 2001. ($)
Titan 500	$17,075	$0	$17,075	$819,488	$0	$819,488
Tempest 500	$23,489	$0	$23,489	$26,928	$0	$26,928
Velocity 100	$1,080	$0	$1,080	$75,187	$0	$75,187
Venture 100	$826	$0	$826	$10,290	$0	$10,290

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds´ Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds´ Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust´s most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Titan 500	$ 92	$ 276
Velocity 100	$ 363	$ 1,089

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of "Regular Broker-Dealers." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust´s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust´s shares. At December 31, 2001, the following Funds held the following securities of the Trust´s "regular brokers or dealers":

Fund	Type of Security	Regular Brokers or Dealers
		Fuji Securities, Inc.	Lehman Brothers, Inc.
Titan 500	Repurchase Agreement	$ 3,677,756	$ 3,294,961
Tempest 500	Repurchase Agreement	$ 7,400,951	$ 6,630,631
Velocity 100	Repurchase Agreement	$ 1,284,081	$ 1,150,429
Venture 100	Repurchase Agreement	$ 6,509,428	$ 5,831,901
Fund	Type of Security	Regular Brokers or Dealers
		Salomon Smith Barney, Inc.	PaineWebber, Inc.
Titan 500	Repurchase Agreement	$ 6,436,074	$ 7,355,513
Tempest 500	Repurchase Agreement	$ 12,951,665	$ 14,801,903
Velocity 100	Repurchase Agreement	$ 2,247,141	$ 2,568,162
Venture 100	Repurchase Agreement	$ 11,391,499	$ 13,018,857
Fund	Type of Security	Regular Brokers or Dealers
Lehman Brothers, Inc.
Titan 500	Common Stock	$ 117,768

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for the 8 Funds in the Trust as well as other funds in the Rydex Family of Funds that are described in a separate prospectus and SAI. In total the Rydex Family of Funds is comprised of 80 Funds, each of which is overseen by the Trustees. The Trustees have approved contracts, as described below, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.
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Trustees

*/Albert P. Viragh, Jr. (60)

Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment advisor, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Fund Services, Inc., shareholder and transfer agent servicer, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment advisor, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment advisor, 1985 to 1993.

Corey A. Colehour (56)

Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment advisor, 1985 to present.

J. Kenneth Dalton (61)

Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

John O. Demaret (62)

Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O´Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

Patrick T. McCarville (59)

Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.

Roger Somers (57)

Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; President, Arrow Limousine, 1963 to present.

*/ This trustee is deemed to be an "interested person" of the Trust, within the meaning os Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

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Board Standing Committees. The Board has established the following standing committee:

  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust´s independent auditor and whether to terminate this relationship; reviewing the independent auditors´ compensation, the proposed scope and terms of its engagement, and the firm´s independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors´ opinion, any related management letter, management´s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust´s Servicer that are material to the Trust as a whole, if any, and management´s responses to any such reports; reviewing the Trust´s audited financial statements and considering any significant disputes between the Trust´s management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust´s senior internal accounting executive, if any, the independent auditors´ report on the adequacy of the Trust´s internal financial controls; reviewing, in consultation with the Trust´s independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust´s financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee´s "beneficial ownership" of shares of each Fund and all Rydex Funds as of the end of the most recently completed calendar year. Shares of the Master Funds are not available for purchase by individuals. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Rydex Dynamic Funds only)	Aggregate Dollar Range of Shares in All Rydex Funds Overseen by Trustee
Viragh	over $100,000 - Venture 100 Fund over $100,000 - Tempest 500 Fund	over $100,000
Colehour	$0	$0
Dalton	$0	$0
Demaret	$0	over $100,000
McCarville	$0	$50,001-$100,000
Somers	$50,001-$100,000 -Velocity 100 Fund	over $100,000

* Valuation date is December 31, 2001.

Board Compensation. The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended December 31, 2001, is set forth in the table below:

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex For Service on Three Boards**
Albert P. Viragh, Jr.*, Chairman and President	$0	$0	$0	$0
Corey A. Colehour, Trustee	$6,000	$0	$0	$44,000
J. Kenneth Dalton,Trustee	$6,000	$0	$0	$44,000
Roger Somers, Trustee	$6,000	$0	$0	$44,000
John O. Demaret,Trustee	$6,000	$0	$0	$44,000
Patrick T. McCarville,Trustee	$6,000	$0	$0	$44,000

* Denotes an "interested person" of the Trust.
** Each member of the Board of Trustees also serves as a Trustee to Rydex Variable Trust and to Rydex Dynamic Funds.

Trust Officers. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

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Robert M. Steele (43)

Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 2000 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 2000 to present; Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994.

Carl G. Verboncoeur (49)

Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic Funds, 1999 to present; Executive Vice President of Rydex Fund Services, Inc., 2000 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment advisor, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

Michael P. Byrum (31)

Vice President of Rydex Series Funds, 1997 to present; Vice President of the Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment advisor, 1993 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors II, Inc., investment advisor, 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment advisor, 1992 to 1993.

Joanna M. Haigney (35)

Assistant Secretary of Rydex Series Funds, 2000 to present; Assistant Secretary of the Rydex Variable Trust, 2000 to present; Vice President of Compliance of Rydex Fund Services, Inc., 2000 to present; Assistant Secretary of the Rydex Dynamic Funds, 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

Advisor

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, MD 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993 and does business under the name Rydex Global Advisors (the "Advisor"). Albert P. Viragh, Jr., the Chairman of the Board of Trustees and President of the Advisor, owns a controlling interest in the Advisor.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. As of December 31, 2001, assets under management of the Advisor were approximately $5.1 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual rate, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of each Master Fund. The Advisor may, from time to time reimburse certain expenses of the Funds in order to limit the Funds´ operating expenses as described in the Prospectuses.

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For the fiscal years ended December 31, 2001 and 2000 the Advisor received the following investment advisory fees:

Fund	Advisory Fees Paid
	2001	2000
Titan 500	$890,162	$282,832
Tempest 500	$685,484	$110,048
Velocity 100	$1,480,345	$453,458
Venture 100	$657,577	$160,418

Board Considerations in Approving the Advisory Agreement. The investment advisory agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this year´s meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor´s investment management and other services; (b) the Advisor´s investment management personnel; (c) the Advisor´s operations and financial condition; (d) the Advisor´s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges each Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) each Fund´s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor´s profitability from its Fund-related operations; (h) the Advisor´s compliance systems; (i) the Advisor´s policies on and compliance procedures for personal securities transactions; (j) the Advisor´ reputation, expertise and resources in domestic financial markets; and (k) each Fund´s performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor´s fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor´s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board´s deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor´s fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

The Administrative Service Agreement and Accounting Service Agreement

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund´s shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, three-fortieths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty third of one percent (0.03%) on the average daily net assets over $750 million of the Funds. Certain officers and trustees of the Trust are also officers and directors of the Servicer.

For the fiscal years ended December 31, 2001 and 2000 the Funds paid the Servicer the following service fees:

Fund	Administrative Service Fees Paid
	2001	2000
Titan 500	$246,937	$78,565
Tempest 500	$190,201	$30,569
Velocity 100	$411,079	$125,961
Venture 100	$182,598	$44,561

Pursuant to an Accounting Service Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions. The Servicer received the following fees for the fiscal years ended December 31, 2001 and 2000:

Fund	Accounting Services Fees Paid
	2001	2000
Titan 500	$72,258	$21,812
Tempest 500	$67,128	$11,874
Velocity 100	$107,939	$28,796
Venture 100	$63,833	$15,622

Distribution

Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Trust. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Funds´ current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

C Class Distribution and Shareholder Servicing Plan – Each Fund has adopted a Distribution and Shareholder Services Plan for C Class Shares (the "C Class Plan"). Under the C Class Plan, the Distributor, or designated Service Providers, may receive up to 1.00% of each Fund´s assets attributable to C Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C Class Plan allows for payment of up to .75% of each Fund´s assets attributable to C Class Shares as compensation for distribution services and up to .25% of each Fund´s assets attributable to C Class Shares as compensation for shareholder services.

Following are the fees paid under the C Class Distribution and Shareholder Servicing Plan for the fiscal period ended December 31, 2001:

Fund	12b-1 Fees Paid (%)	12b-1 Fees Paid ($)
Titan 500	1.00%	$50,047
Tempest 500	1.00%	$20,544
Velocity 100	1.00%	$72,156
Venture 100	1.00%	$9,923

H Class Distribution Plan and Shareholder Services Plan – Each Fund has adopted a Distribution Plan and Shareholder Services Plan for their H Class Shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to .25% of each Fund´s assets attributable to H Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to .25% of each Fund´s assets attributable to H Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

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Following are the fees paid under the C Class Distribution and Shareholder Servicing Plan for the fiscal period ended December 31, 2001:

Fund	12b-1 Fees Paid (%)	12b-1 Fees Paid ($)
Titan 500	1.00%	$50,047
Tempest 500	1.00%	$20,544
Velocity 100	1.00%	$72,156
Venture 100	1.00%	$9,923

H Class Distribution Plan - Each Fund has adopted a Distribution and Shareholder Services Plan for their H Class Shares (the "H Class Plan"). Under the H Class Plan, the Distributor, or designated Service Providers, may receive up to .25% of each Fund´s assets attributable to H Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.

Following are the fees paid under the H Class Distribution Plan for the fiscal period ended December 31, 2001:

Fund	12b-1 Fees Paid (%)	12b-1 Fees Paid ($)
Titan 500	0.25%	$234,850
Tempest 500	0.25%	$185,464
Velocity 100	0.25%	$390,034
Venture 100	0.25%	$180,222

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Description of Distribution and Shareholder Services - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor´s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

Costs and Expenses

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees´ fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

PRINCIPAL HOLDERS OF SECURITIES

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As of April 2, 2002, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

Name and Address	# of Shares	Percent
Titan 500 Fund - H Class
Schwab Inc. Attn: Mutual Funds Team E 101 Montgomery Street San Francisco, CA 94104-4122	1,833,496.97	16.42
Schwab Capital Trust DTD 12/30/97 101 Montgomery Street Attn: Allan Yam San Francisco, CA 94104	1,228,695.91	11.01
National Financial Svcs. Corp. 200 Liberty Street New York, NY 10281	1,028,563.54	9.21
State Street Bank - Custodian One Heritage Drive Joseph Palmer Building 5-N North Quincy, MA 02171	681,144.92	6.1
Alps International Fund 1 Ltd. Custom House Administration & Corp. 25 Eden Quay Dublin, Ireland, 00000	655,188.03	5.87
Tempest 500 Fund -H Class
Schwab Inc. Attn: Mutual Funds Team E 101 Montgomery Street San Francisco, CA 94104-4122	535,591.71	21.78
National Financial Serv. Corp. 200 Liberty Street New York, NY 10281	334,896.87	13.62
Velocity 100 Fund - H Class
Schwab Inc. Attn: Mutual Funds Team E 101 Montgomery Street San Francisco, CA 94104-4122	1,174,496.74	13.88
National Financial Serv. Corp. 200 Liberty Street New York, NY 10281	1,162,067.75	13.74
National Investor Serv. Corp. 55 Water Street 32nd Floor New York, NY 10041-3299	559,513.98	6.61
Venture 100 Fund - H Class
National Financial Serv. Corp. 200 Liberty Street New York, NY 10281	601,549.62	21.13
Schwab Inc. Attn: Mutual Funds Team E 101 Montgomery Street San Francisco, CA 94104-4122	567,397.08	19.93
National Investor Serv. Corp. 55 Water Street 32nd Floor New York, NY 10041-3299	143,787.90	5.05
Velocity 100 Fund - C Class
Karl E. Hill MD PC Pension Plan 108 West Eastern L´Anse, MI 49946	33,776.61	7.38
Venture 100 Fund - C Class
Canadian Imperial Holdings Inc. New York, NY 10017	23,826.87	23.53
Institutional Fundvest L.P. Richmond, TX 77469	15,283.96	15.10

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DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund´s shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund´s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer´s price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

On days when the CBOT is closed during its usual business hours, but the shares of a Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by a Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for a Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for a Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by a Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes, which may be necessary to assure that the investments of the Funds are valued at fair value.

PERFORMANCE INFORMATION

From time to time, each of the Funds may include the Fund´s total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund´s share price. See "Calculation of Return Quotations."

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Funds may be compared to various unmanaged indices, including, but not limited to, the S&P 500 Index® or the Dow Jones Industrial Average, the Nasdaq 100 Index®, and the Nasdaq Composite Index®.

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund´s total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper´s tracking results are used, the Fund will be compared to Lipper´s appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as Money, Forbes, Kiplinger´s Magazine, Personal Investor, Morningstar, Inc., and similar sources.

CALCULATION OF RETURN QUOTATIONS

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC Rules"), Funds advertising performance must include total return quotes calculated according to the following formula:

               P(1+T)n= ERV

Where: P = a hypothetical initial payment of $1,000;

T = average annual total return;

n = number of years (1, 5, or 10); and

ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust´s Prospectuses on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

From the respective commencement of operations of the Funds ended December 31, 2001, the average annual compounded rate of return of the respective Funds, assuming the reinvestment of all dividends and distributions, was as follows:

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Fund (Inception Dates)	Class	Average Annual Total Return Fiscal Year End		Aggregate Total Return Since Inception
		One Year	Since Inception
Titan 500 (5/19/00)	H	(33.93)%	(32.51)%	(47.09)%
Tempest 500 (5/19/00)		20.81%	21.80%	37.62%
Velocity 100 (5/24/00)		(69.38)%	(72.18)%	(87.18)%
Venture 100 (5/23/00)		(5.00)%	(0.79)%	(1.27)%
Titan 500 (11/27/00)	C	(34.60)%	(36.10)%	(38.71)%
Tempest 500* (3/7/01)		N/A	11.41%	11.41%
Velocity 100 (11/20/00)		(69.90)%	(76.83)%	(80.34)%
Venture 100** (3/8/01)		N/A	(15.53)%	(15.53)%

*C Class Shares of the Tempest 500 commenced operations on March 7, 2001. Therefore it does not have a performance history for a full calendar year.

** C Class Shares of the Venture 100 Funds commenced operations on March 8, 2001. Therefore it does not have a performance history for a full calendar year.

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PURCHASE AND REDEMPTION OF SHARES

Minimum Investment Requirements

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder´s most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

Tax Consequences

Note that in the case of a redemption of tax-qualified retirement plans, a withdrawal of amounts from such a plan may have adverse tax consequences. A shareholder contemplating such a withdrawal should consult his or her own tax advisor. Other shareholders should consider the tax consequences of any redemption.

Suspension of the Right of Redemption

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that sales of a Fund´s investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund´s investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange, or any foreign market where the Funds´ securities trade is closed or trading is restricted, a Fund may ask the SEC to permit the right of redemption to be suspended. On any day that any of the securities exchanges on which the Funds´ securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Holidays

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays: (i) New Year´s Day, Martin Luther King Jr. Day, Presidents´ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

Redemptions In-Kind

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund´s net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust´s Prospectuses under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

Federal Tax Treatment of Dividends and Distributions

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds´ Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds´ Prospectus is not intended as a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company ("RIC") Status

Each of the Funds intends to seek to qualify for, and elect to be treated as a RIC under Subchapter M of the Code. Accordingly, each Fund must, among other requirements, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holding so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of the Fund´s total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund´s total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that a Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a Fund´s principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

In addition, each Fund must distribute at least 90% of its investment company taxable income (generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as described below, a federal excise tax may be imposed in the event a Fund fails to meet certain distribution thresholds.

As a RIC, a Fund would not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund´s shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

In the event of a failure by a Fund to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deductions for distributions to shareholders. In addition, the Fund´s distributions, to the extent such distributions are derived from the Fund´s current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders as ordinary income. In general, subject to certain limitations, such dividends would be eligible for the dividends received deduction for corporate shareholders.

A Fund may invest in complex securities such as equity options, index options, repurchase agreements, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund´s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund. A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that any of the Funds will be able to pass through to you your pro-rata share of any foreign taxes paid by a Fund.

A Fund has available to it a number of elections under the Code concerning the treatment of certain complex securities for tax purposes. A Fund will utilize the tax treatment that, in the Fund´s judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

A Fund´s transactions in options, under some circumstances, could preclude the Fund´s qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of each Fund´s portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

Fund Distributions

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of a Fund´s earnings and profits. Each Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

Each Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (net capital gains). If such gains are distributed as a capital gains distribution, they are taxable to shareholders at rates applicable to long-term capital gains regardless of how long the shares were held. If any such gains are retained, a Fund will pay federal income tax thereon, and, if such Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

If a Fund´s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder´s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold, or exchanged.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by a Fund in the year in which the dividends were declared.

Investors should be careful to consider the tax implications of purchasing a Fund´s shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distributions. Those investors will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by a Fund prior to the investor´s purchase.

Each Fund will provide an annual statement to shareholders describing the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale, Exchange, or Redemption of Fund Shares

The sale, exchange or redemption of a Fund share is generally a taxable event for the shareholder. Generally, if you hold your shares as a capital asset, gain or loss on the sale, exchange or redemption of a Fund share will be capital gain or loss. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Fund share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of the Fund with respect to such share are included in determining the shareholder´s long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder´s long-term capital gains). In addition, any loss realized on a sale or other disposition of Fund shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Federal Excise Tax

If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), a Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. Each Fund intends to make sufficient distributions to avoid triggering the tax, but can give no assurances that its distributions will be sufficient to eliminate all excise taxes.

Back-Up Withholding

Each Fund is required to withhold and remit to the U.S. Treasury 30% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding due to a failure to furnish the Trust with a correct taxpayer identification number, a failure to report fully dividend or interest income, or failure to certify to the Trust that the shareholder has provided a correct taxpayer identification number and that the shareholder is not subject to withholding, or failure to certify that such a shareholder is a U.S. person (including a U.S. resident alien). (An individual´s taxpayer identification number is generally the individual´s social security number.) The 30% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer´s regular federal income tax liability.

State Tax Issues

Each Fund may be subject to tax or taxes in certain states where the Fund does business. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisor regarding state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders.

OTHER INFORMATION

Voting Rights

You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

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As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

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In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting. Shareholder inquiries can be made by calling 1-800-820-0888 or 301-296-5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

Code of Ethics

The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the Securities and Exchange Commission, and is available to the public.

Reporting

You will receive the Trust´s unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

Shareholder Inquiries

You may visit the Trust´s Web site at www.rydexfunds.com or call 800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL
Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

AUDITORS AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, are the auditors and the independent certified public accountants of the Trust and each of the Funds.

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U. S. Bank (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.
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FINANCIAL STATEMENTS
The Trust´s financial statements for the fiscal year ended December 31, 2001, including notes thereto and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Trust´s Annual Report to Shareholders (the "Annual Report") must accompany the delivery of this Statement of Additional Information.

 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2002

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File No. 333-84797

File No. 811-0952

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

202-739-3000

June 7, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Judiciary Plaza
Washington, D.C. 20594

Re:            Rydex Dynamic Funds (File Nos. 333-84797 and 811-09525) Filing Pursuant to Rule 497(e)

Dear Ladies and Gentleman:

On behalf of our client, Rydex Dynamic Funds (the "Trust"), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, a supplement, dated June 7, 2002, to the Trust´s SAI dated March 1, 2002.

Please contact me at (202) 739-5542 with your questions or comments.

Sincerely,

/s/ Macy L. Hake

Macy L. Hake
Investment Management Analyst